UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2010
LINN ENERGY, LLC
(Exact name of registrant as specified in its charters)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 840-4100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 23, 2010, Linn Energy, LLC (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc, Citigroup Global Markets Inc., RBC Capital Markets Corporation, UBS Securities LLC and Wells Fargo Securities, LLC, as joint book-running managers and representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company will sell 15,000,000 units representing limited liability company interests in the Company (the “Units”) at a price of $25.00 per Unit ($24.00 per Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 2,250,000 Units on the same terms to cover over-allotments, if any. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-162357) of the Company, as supplemented by the Prospectus Supplement dated March 23, 2010 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on March 24, 2010. Closing of the sale of the Units is scheduled to occur on March 29, 2010, subject to customary closing conditions.
     The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company, on one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. The Company also agreed not to issue Units or securities convertible into Units for a period of 45 days after March 23, 2010, without the prior consent of Barclays Capital Inc.
     The summary of the Underwriting Agreement set forth in this Section 1.01 does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.
Item 8.01. Other Events.
     On March 23, 2010, the Company issued a press release announcing pricing of a public offering by the Company of the Units pursuant to an effective shelf registration statement on Form S-3ASR filed with the Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

1.1	Underwriting Agreement, dated March 23, 2010, among Linn Energy, LLC, Barclays Capital Inc, Citigroup Global Markets Inc., RBC Capital Markets Corporation, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
5.1	Opinion of Baker Botts L.L.P. regarding the legality of the Units.
8.1	Opinion of Baker Botts L.L.P. regarding tax matters.
99.1	Press Release of Linn Energy, LLC dated March 23, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC
Date: March 24, 2010	By:	/s/ Charlene A. Ripley
Charlene A. Ripley
Senior Vice President, General Counsel and Corporate Secretary